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RS INVESTMENT TRUST


PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED MAY 1, 2001
AS REVISED SEPTEMBER 19, 2001


YOUR INVESTMENT
The following is added in the section entitled "Growth Portfolio Managers" on page 42 of the Prospectus:

"WENDELL H. LAIDLEY is a co-portfolio manager of the RS Internet Age Fund(TM) and The Information Age Fund(R). Prior to joining RS Investments, he was a director and senior equity analyst in the Technology Group of Credit Suisse First Boston, and prior to that he held research analyst positions at Deutsche Bank Technology Group; Wessels, Arnold & Henderson; and Volpe, Welty & Company. Mr. Laidley holds a B.A. in economics from Hobart & William Smith College."

February 27, 2002

CO210SP




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